WHIRLPOOL CORPORATION 1 November 2011 Exhibit 99.1

COMPANY OVERVIEW 2 World’s #1 major appliance company $18+ billion in revenue Products sold in more than 130 countries Every Home…Everywhere

#1
Major
Appliance
Company
Strongest
Brand
Portfolio
Best
Distribution
Leading
Scale

STRONG FOUNDATION + GROWTH
= Long-Term Value Creation
Geographic expansion
Product innovation
Adjacent Businesses
Product line/
Channel share
growth

SIGNIFICANT OPPORTUNITY TO GROW CORE PRODUCT
LEADERSHIP AND EXPAND ADJACENCIES

EXTEND THE CORE
EXPAND BEYOND THE
CORE
Products or services that are
dependent on and related to
our core business
Stand-alone businesses that
leverage our core
competencies and core
business infrastructure
LEADING GLOBAL BRANDED CONSUMER PRODUCTS COMPANY
GROW THE CORE
T-12 major appliances

T-7 Share
Whirlpool
Electrolux
LG
GE / Mabe
Bosch-Siemens
Samsung

GLOBAL SHARE WITH BROAD DISTRIBUTION #1 North America #1 Latin America #2 India #3 Europe 5 0% 2% 4% 6% 8% 10% 12% 14% 16%

Asia
3%
Latin America
13%
Europe
22%
North
America
62%

Asia
8%
Latin America
25%
Europe
17%
North
America
50%

GLOBAL LEADER MORE DIVERSIFIED THAN EVER BEFORE 2014 (est.) 2005 6

SIGNIFICANT GROWTH OPPORTUNITIES
Current Average Penetration %
Global Appliance Market ~$120 Billion

77%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
United
States
Western
Europe
Middle East Central &
Eastern
Europe
Mexico Latin
America
China India

TRENDY
Style
CONSERVATIVE
JENN-AIR
Amana
Whirlpool
KitchenAid
FOR THE WAY IT'S MADE.
MAYTAG

UNMATCHED U.S. CONSUMER REACH
HIGHER
LOWER
Willingness to pay
Consumer Target Segment % of Total
5%
30%
21%
9%
22%
Whirlpool Corporation’s Brand Portfolio Can Reach More Than
85% of Consumers, Most Consumer-Preferred Brands

Whirlpool CORPORATION

Consul

KitchenAid FOR THE WAY IT'S MADE.®

Whirlpool

BRASTEMP

Bauknecht Live today.

Embraco

1911 100 2011

STRONG INTERNATIONAL ASSETS
Leading brand portfolio
Leading emerging market position
#1 in Latin America appliance
#1 in Global Compressors
#2 in India
Platform for growth in China
Superior economies of scale
Leveraging global capabilities in local regions
Strong local management base
We have developed local capabilities to win

Asia
7%
Latin
America
41%
Europe
52%
Asia
10%
Europe
36%
Latin
America
54%

STRONG AND GROWING PRESENCE IN EMERGING MARKETS 2006 2011 YTD Nearly 2/3 of International Revenue is Derived From Emerging Markets 10

Whirlpool Confidential
Q3 2011 REVIEW
Slowing global economy … weakening global demand
U.S. consumer confidence declined to 2009 levels
European financial crisis has deepened
Slowdown in emerging markets
Elevated raw material prices … reached record levels during quarter
Implementing cost and capacity reduction initiatives

Whirlpool Confidential
BUSINESS PRIORITIES
Expand operating margins
Accelerate innovative new product launches
Reduce structural costs and production capacity
Implement previously announced cost-based price increases
Fair trade actions

Positioning the company for margin expansion
in a volatile demand environment

Sales
Diluted EPS
(GAAP)
Adjusted
Diluted EPS*
Free Cash
Flow YTD**
2011 $4.6B $2.27 $2.35 $(0.7)B
2010 $4.5B $1.02 $2.22 $(0.0)B
Change $0.1B $1.25 $0.13 $(0.7)B
Q3 2011 RESULTS OVERVIEW

* Adjusted EPS is a non-GAAP measure.  See appendix slide 22 & 23
** Free Cash Flow is a non-GAAP measure.  See appendix slide 25

Comprehensive global review of our operations, products and manufacturing locations
Targets high-cost locations with product segments that have low profitability
Concentrates production in best-cost locations
Positions company to achieve long-term operating margin target
STRUCTURAL COST REDUCTION ACTIONS
14 14

STRUCTURAL COST REDUCTION ACTIONS

Implementation has begun

Reduce Fixed Costs 2012 - 2013
Workforce Reduction >5,000
Manufacturing Capacity Reduction
~6 million units
Restructuring Charges Q4 2011 – 2013 ~$500 million
~$400 million

~$87M
~$237M
~$109M
~$18M
~$43M
~$6M
$-
$50
$100
$150
$200
$250
$300
Q411 2012 2013
Non-Cash Charge
Cash Charge
~$105M
~$280M
~$115M
COST & CAPACITY REDUCTION INITIATIVES

~$500M restructuring expense

$-
$50
$100
$150
$200
$250
$300
$350
$400
2012 2013
Annualized
EFFICIENCIES OF COST & CAPACITY REDUCTION
INITIATIVES

• >5,000 headcount reduction
• ~6 million unit capacity reduction
• ~$400M annualized cost reduction

LONG-TERM VALUE CREATION TARGETS

Macroeconomic assumptions are critical elements
in setting our long-range financial goals
Shareholder Value
Creation Targets
+5 – 7% Revenue Growth
8% Operating Margin
+10 – 15% EPS Growth
4 – 5% FCF % to Sales

Fixed cost and capacity reduction initiatives announced today
Ongoing productivity initiatives
Improved price mix driven by innovation and cost-based price increases
Adjacent business growth
Pace of industry demand recovery
OPERATING MARGIN DRIVERS

2011 EARNINGS GUIDANCE

$7.25 - $8.25 $4.75 - $5.25
~$ –
Incremental
Restructuring
Offset by
Non-Operating
Items*
Global Industry
Demand
Productivity
Cost Take-out
(Conversion Cost
Impacted by
Lower Demand)
Country and
Product Mix
Previous
Guidance
Latest
Guidance
~$(0.55) ~$(0.90) ~$(0.80)
* Supplier Recovery, Curtailment Gain and Foreign Currency
(Provided 10/28/11)

APPENDIX 21

The reconciliation provided below reconciles the non-GAAP financial measures adjusted operating profit, adjusted earnings before tax and adjusted diluted earnings per share, with the most directly comparable GAAP financial measures, reported operating profit, earnings before income taxes and other items, diluted earnings per share available to Whirlpool common stockholders, for the three-months ended September 30, 2011. Adjusted operating margin is calculated by dividing adjusted operating profit by net sales.
ADJUSTED OPERATING PROFIT, ADJUSTED EARNINGS
BEFORE TAX, ADJUSTED DILUTED EARNINGS PER SHARE:

Reported GAAP Measure
136 $                   58 $                     2.27 $
Embraco Antitrust Matters
(a)
- 6 0.08
Adjusted Non-GAAP measure 136 $                   64 $                     2.35 $
Three-Months Ended
September 30, 2011
Operating Profit
Earnings Before
Tax
Diluted Earnings
Per Share

The reconciliation provided below reconciles the non-GAAP financial measures adjusted operating profit, adjusted earnings before tax and adjusted diluted earnings per share, with the most directly comparable GAAP financial measures, reported operating profit, earnings before income taxes and other items, diluted earnings per share available to Whirlpool common stockholders, for the three-months ended September 30, 2010. Adjusted operating margin is calculated by dividing adjusted operating profit by net sales.
ADJUSTED OPERATING PROFIT, ADJUSTED EARNINGS
BEFORE TAX, ADJUSTED DILUTED EARNINGS PER SHARE:

Reported GAAP Measure
234 $                   76 $                     1.02 $
Embraco Antitrust Matters
(b)
- 93 1.20
Adjusted Non-GAAP measure 234 $                   169 $                   2.22 $
Three-Months Ended
September 30, 2010
Operating Profit
Earnings Before
Tax
Diluted Earnings
Per Share

2011 OUTLOOK - ADJUSTED DILUTED EARNINGS PER SHARE:

Current GAAP Guidance 4.75 $      - 5.25 $
Brazilian Collection Dispute 3.70 - 3.70
Embraco Antitrust Matters 1.13 - 1.13
Supplier Quality Issue Recovery (0.06) - (0.06)
Adjusted Non-GAAP Measure 9.52 $      - 10.02 $
2011 Outlook
Adjusted Diluted EPS

As defined by the company, free cash flow is cash provided by operating activities after capital expenditures and proceeds from the sale of assets/businesses.  The reconciliation provided below reconciles actual nine-month
2011 and 2010 and projected 2011 full-year free cash flow with actual and projected cash (used in) / provided by operating activities, the most directly comparable GAAP financial measure.
FREE CASH FLOW (Actual and 2011 Outlook):
25
* Includes 2011 Brazilian collection dispute payment.
(millions of dollars) 2011* 2010
Cash provided by / (used in) operating activities (342) $         377 $
Capital expenditures (417) (387)
Proceeds from sale of assets 20 9
Free Cash Flow (739) $         (1) $             $ (150)     -
20       -
Nine Months Ended
September 30,
$  430      -
(600)      -
2011 Outlook
400
(625)

(200)

FOOTNOTES:

2011
a)
During the September 2011 quarter, we recognized an increased accrual of $6 million related to the ongoing Embraco antitrust matters. The diluted earnings per share impact is calculated based on an associated income tax impact of $0 due to the non-deductibility of the expense for income tax purposes.
During the September 2010 quarter, we recorded an accrual of $93 million related to antitrust plea agreements entered into by a compressor subsidiary with the U.S. government and with the Canadian government. The diluted earnings per share impact is calculated based on an associated income tax impact of $0 due to the non-deductibility of the expense for income tax purposes.
b)
2010

WHIRLPOOL ADDITIONAL INFORMATION:

This document contains forward-looking statements about Whirlpool Corporation and its consolidated subsidiaries (“Whirlpool”) that speak only as of this date. Whirlpool disclaims any obligation to update these statements. Forward-looking statements in this document may include, but are not limited to, statements regarding expected earnings per share, cash flow, productivity and material and oil-related prices. Many risks, contingencies and uncertainties could cause actual results to differ materially from Whirlpool’s forward-looking statements. Among these factors are: (1) intense competition in the home appliance industry reflecting the impact of both new and established global competitors, including Asian and European manufacturers; (2)
Whirlpool’s ability to continue its relationship with significant trade customers and the ability of these trade customers to maintain or increase market share; (3) changes in economic conditions which affect demand for our products, including the strength of the building industry and the level of interest rates; (4) litigation and legal compliance risk and costs, especially costs which may be materially different from the amount we expect to incur or have accrued for; (5) the effects and costs of governmental investigations or related actions by third parties;
(6) the ability of Whirlpool to achieve its business plans, price increases, productivity improvements, cost control, leveraging of its global operating platform, and acceleration of the rate of innovation; (7) fluctuations in the cost of key materials (including steel, oil, plastic, resins, copper and aluminum) and components and the ability of
Whirlpool to offset cost increases; (8) product liability and product recall costs; (9) the ability of Whirlpool to manage foreign currency fluctuations; (10) global, political and/or economic uncertainty and disruptions, especially in Whirlpool’s significant geographic regions, including uncertainty and disruptions arising from natural disasters or terrorist attacks; (11) inventory and other asset risk; (12) the ability of suppliers of critical parts, components and manufacturing equipment to deliver sufficient quantities to Whirlpool in a timely and cost-
effective manner; (13) health care cost trends, regulatory changes and variations between results and estimates that could increase future funding obligations for pension and post retirement benefit plans; (14) Whirlpool’s ability to obtain and protect intellectual property rights; (15) information technology system failures and data security breaches; (16) the impact of labor relations; (17) our ability to attract, develop and retain executives and other qualified employees; and (18) changes in the legal and regulatory environment including environmental and health and safety regulations. Additional information concerning these and other factors can be found in
Whirlpool Corporation's filings with the Securities and Exchange Commission, including the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K.

Whirlpool CORPORATION

Whirlpool
CORPORATION

1911 100 2011

1911 100 2011

28